Institutional Holdings Portfolio	Series 00D [ 9/14/2000 - Current Offering ] | cusip: 29471T253
Fund Overview
As of September 22, 2000
Closing NAV: 0.98277	Previous Close: 0.96818	Change: 0.01459	% Change: +1.51000%

The Objective:
The Portfolio seeks capital appreciation by investing in a selection of common stocks drawn from the Amex Institutional IndexTM, excluding utilities, if any.

The Strategy:
We apply our Multi-Disciplined stock-selection strategy to the Amex Institutional Index, a capitalization-weighted index of the 75 stocks most widely held among professionally managed institutional portfolios with market values in excess of $100 million. While there can be no guarantee of results, the strategy is intended to produce a balanced portfolio of attractive large-cap stocks.

Offered By: This portfolio is offered by Merrill Lynch (IHP00D), PaineWebber (IHP00D), Morgan Stanley Dean Witter (IHP00D).
Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of September 22, 2000
Security	Symbol	Price	% of Portfolio
VERITAS Software Corporation	VRTS	143.77	6.21
Corning, Inc.	GLW	314.56	5.44
Pharmacia Corporation	PHA	58.94	5.44
American Home Products Corporation	AHP	58.44	5.39
EMC Corporation	EMC	101.44	5.26
PepsiCo, Inc.	PEP	45.38	5.10
Nortel Networks Corporation	NT	66.88	5.01
Medtronic, Inc.	MDT	49.63	5.01
Wells Fargo Company	WFC	45.25	4.96
General Electric Company	GE	57.31	4.96
American Express Company	AXP	58.75	4.91
Automatic Data Processing, Inc.	AUD	62.88	4.89
Oracle Corporation	ORCL	80.73	4.89
Applied Materials, Inc.	AMAT	70.00	4.84
Schlumberger Limited	SLB	79.19	4.79
Enron Corporation	ENE	82.88	4.78
The Walt Disney Company	DIS	37.63	4.77
Tyco International Limited	TYC	50.69	4.68
Citigroup, Inc.	C	52.75	4.41
Chase Manhattan Corporation	CMB	47.31	4.36

Selection Methodology:
Using the Amex Institutional Index (excluding utilities) as our universe of stocks, we selected stocks for the Portfolio by applying a combination of fundamental and technical screening methodologies with an emphasis on momentum, based on the following criteria:

  Price Momentum
  Recovery
  Price/Earnings Ratio
  Dividend Yield

  We then chose the top-ranked issues from each category and combined them into a single portfolio. The resulting collection of quality, large-cap stocks benefits from the balance of fundamental and technical methodologies built into the selection screens.

  Fees & Expenses

Defining Your Costs First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.
	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00
Creation and Development Fee (as a % of net assets on date of deposit - 9/14/2000)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets on date of deposit)	0.207%	$2.04

Estimated Organization Costs		$2.03

  If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities,. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge on that Portfolio.  Volume Purchase Discounts
  For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25%
$100,000 to $249,000	1.75%
$250,000 to $999,999	1.50%
$1,000,000 or more	0.75%

  Is this Fund appropriate for you?
  Yes, if you seek capital appreciation. You may benefit from a professionally selected and supervised portfolio based on a multi-disciplined strategy applied to the Amex Institutional Index.
  Risk Considerations
  Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  The Portfolio does not reflect research opinions or any buy or sell recommendations from the Sponsor.

  Each screen involves an element of momentum, which may result in underperformance in declining markets.

  The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

  The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

  There can be no assurance that the Portfolio will meet its objective.

  This Portfolio may be considered to be concentrated in technology stocks, which may involve special risks including high price volatility.

  For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Two (2) per year.

Reinvestment Options
By selecting the reinvestment option, you're choosing to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period, and because distributions are based in part on the size of your investment, these payments may increase proportionately.
Tax Reporting
When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

  Your taxable income is expected to include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. Federal Income Taxes.

  Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

  The Chase Manhattan Bank
  Unit Investment Trust Department
  4 New York Plaza - 6th Floor
  New York, New York 10004
  1-800-323-1508

  Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

  "Amex" and "Amex Institutional Index" are trademarks of the American Stock Exchange, LLC, a subsidiary of the NASD, and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by the American Stock Exchange. The American Stock Exchange does not guarantee the accuracy or completeness of the Amex Institutional Index.

  Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

  For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

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  As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

  Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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